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                                                                    EXHIBIT 10.6

This note replaces but does not extinguish the obligations under that certain Swingline Note (the "Original Swingline Note") executed in connection with the Credit Agreement dated as of January 27, 2003 by and among the Borrower, the lenders party thereto and Wachovia Bank, National Association, as Administrative Agent.


                       AMENDED AND RESTATED SWINGLINE NOTE

$__________                                                     __________, 2003


         FOR VALUE RECEIVED, the undersigned, O'CHARLEY'S INC., a corporation organized under the laws of Tennessee (the "Borrower"), promises to pay to the order of _________________________________________ (the "Lender"), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) or, if less, the principal amount of all Swingline Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement, dated as of ______________, 2003 (as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders who are or may become a party thereto, as Lenders (the "Lenders"), and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         The unpaid principal amount of this Amended and Restated Swingline Note (the "Swingline Note") from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. Swingline Loans refunded as Revolving Credit Loans in accordance with Section 2.2(d) of the Credit Agreement shall be payable by the Borrower as Revolving Credit Loans pursuant to the Revolving Credit Notes, and shall not be payable under this Swingline Note as Swingline Loans. All payments of principal and interest on this Swingline Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

         This Swingline Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swingline Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Swingline Note and on which such Obligations may be declared to be immediately due and payable.

         THIS SWINGLINE NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL ISSUES RELATED TO THE LEGALITY, VALIDITY OR ENFORCEABILITY HEREOF, SHALL BE DETERMINED UNDER THE LAWS OF NEW YORK (INCLUDING
SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.


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         The Debt evidenced by this Swingline Note is senior in right of payment to all Subordinated Debt (including, without limitation, the Senior Subordinated Notes) referred to in the Credit Agreement.

         The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Swingline Note.

         This Swingline Note is given in modification, replacement and restatement of the Original Swingline Note, but not in repayment or extinguishment of the unpaid indebtedness evidenced by the Original Swingline Note, and all indebtedness formerly evidenced by said Original Swingline Note and unpaid on the date hereof shall now be evidenced by this Swingline Note, and as of the date hereof, said Original Swingline Note shall no longer evidence said outstanding indebtedness. This Swingline Note shall not be considered to be a novation of said Original Swingline Note as this Swingline Note evidences the same indebtedness.

                            (Signature Page Follows)



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         IN WITNESS WHEREOF, the undersigned has executed this Swingline Note under seal as of the day and year first above written.

                                       O'CHARLEY'S INC.


                                       By: _____________________________________
                                           Name:________________________________
                                           Title:_______________________________




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